EXHIBIT 10.2

                             Subscription Agreement

                             SUBSCRIPTION AGREEMENT


El Avila, Inc.

Attn: Mark Shelley

     1. APPLICATION. The undersigned ("Investor"), intending to be legally bound, hereby subscribes for ______________ Shares of the $.001 par value Common Stock ("Securities") of El Avila, Inc, a Nevada corporation (the "Company") at a purchase price of ten cents($0.10) per Share, equaling a total price of _______________________________ Dollars ($____________).

     The undersigned understands that his/her Subscription to purchase Securities may be accepted or rejected in whole or in part by the Company in its sole discretion. Enclosed is the undersigned's check made payable to Manufacturers and Traders Trust Company/El Avila Escrow Account" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account VIA wire transfer as provided in this Agreement.

     2. representations and warranties. The undersigned represents and warrants as follows:

(a) The Securities are being purchased solely for the undersigned's account, for investment purposes only and not with a view to the distribution of said Securities and not with a view to assignment or resale thereof, and no other person will have a direct or indirect beneficial interest in such Securities.

(b) The undersigned, if a corporation, partnership, trust or other entity is authorized and otherwise duly qualified to purchase and hold the Securities and to enter into this Subscription Agreement.

     3. MISCELLANEOUS.

(a) This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

(b) This Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and constitutes the valid, binding and enforceable agreement of the undersigned. If this Subscription Agreement is being completed on behalf of a corporation, partnership, or trust, it has been completed and executed by an authorized corporate officer, general partner, or trustee.

(c) This Subscription Agreement referred to herein constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements relating to the purchase of these Securities.

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3. MISCELLANEOUS - continued

(d) Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation or to comply with any and all laws to which the Company is subject.

(e) The Company shall be notified immediately of any change in any of the information contained above occurring prior to the undersigned's purchase of the Securities or at any time thereafter for so long as the undersigned is a holder of the Securities.

     4. REPRESENTATIONS. The undersigned hereby additionally represents and warrants that:


     (i) The undersigned is purchasing for his/her/its own account and not on behalf of any other person.

     (ii) The undersigned will not sell or assign the Securities except in accordance with the provisions of the Securities Act of 1933, as amended, or pursuant to the registration Requirements under the Act, or pursuant to an available exemption under the Act such as Rule 144, which requires a prior holding period of not less than one year from date of purchase.

     (iii) Share certificates shall bear an appropriate restrictive legend that restricts the further sale or assignment of the Securities except in accordance with the foregoing provisions set forth above.

     (iv) The undersigned is aware that there is no public market for the Company's Securities that the transfer of Securities is subject to certain restrictions according to law and that, as a consequence, it may not be possible for the undersigned to liquidate the Securities, which may have to be held indefinitely, which makes this offering an illiquid investment.

     5. ACCREDITED INVESTOR CERTIFICATION. The undersigned further represents and warrants as indicated below:

         (Please mark one or more of the seven following statements)
                 ----

 [ ]    1.     I am a  natural  person  who had  individual  income of more than
               $200,000 in each of the most recent two years, or joint income with my spouse in excess of $300,000 in each of the most recent two years, and reasonably expect to reach that same income level for the current year. The term "income", for purposes of this Subscription Agreement, shall be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under Section 1202 of the current
               Internal Revenue Code (the "Code"), (2) any deduction for depletion under Section 611 of the Code, (3) any exclusion for interest under Section 103 of the Codes and (4) any losses of a partnership as reported on Schedule E of Form 1040);

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5. ACCREDITED  INVESTOR  CERTIFICATION - continued

 [ ]    2.     I am a natural  person whose  individual  net worth (i.e.,  total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Securities be in excess of $1,000,000;

 [ ]     3.    The  Investor is a trust,  which trust has total assets in excess of  $5,000,000,  which is not formed for the specific  purpose of acquiring  the  Securities  being  offered and whose  purchase is
               directed  by  a   sophisticated   person  as  described  in  Rule
               506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Securities;

 [ ]     4.    The  Investor is an employee  benefit  plan within the meaning of
               Title I of the Employee  Retirement  Income Security Act of 1974,
               and either  (a) the  investment  decision  will be made by a plan fiduciary,  as defined  in  Section 3 (21) of such Act,  which is either a bank,  insurance  company,  or a  registered  investment adviser;  or (b) the  employee  benefit  plan has total assets in excess  of  $5,000,000;  or (c) the  employee  benefit  plan is a self-directed  plan,  within the  meaning of Title I of such act, and the person directing the purchase is an Accredited  Investor.
               *

 [ ]     5.    The Investor  otherwise  satisfies  the  requirements  of Section
               501(a)(1), or satisfying the requirements of Section 501(a)(2) or
               (3) of Regulation D promulgated under the Act, which includes but is not limited to, a  self-directed  employee  benefit plan where
               investment   decisions   are  made  solely  by  persons  who  are
               "Accredited Investors" as otherwise defined in Regulation D;

 [ ]     6.    I am a Director or Executive Officer of the Company; or


 [ ]    7.     The  Investor  is an entity  (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.


     The undersigned has executed this Subscription Agreement this _______ day of___________________________, 2005.




                         X           per share      = $                  USD
_________________________    _______________________   _________________
(Shares being purchased)                              (Subscription Price)


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If the Investor is an individual, check whether purchased as [ ] JOINT TENANTS, as [ ] TENANTS IN COMMON, as [ ] COMMUNITY PROPERTY, or as an [ ] Individual.

Securities should be issued in the name(s) of:


----------------------------------------  --------------------------------------
(Print or Type Owner's Name)              (Print or Type Owner's Name)


----------------------------------------  --------------------------------------
(Owner's Mailing Address)                 (Owner's Mailing Address)

----------------------------------------  --------------------------------------
(City) (State) (Zip)                      (City) (State) (Zip)

----------------------------------------  --------------------------------------
(Telephone)                               (Telephone)


----------------------------------------  --------------------------------------
(Signature of Investor)                   (Signature of Investor)

                                     o

If the Investor is a [ ] PARTNERSHIP, [ ] CORPORATION, [ ] LIMITED LIABILITY COMPANY, or [ ] TRUST (check applicable):


----------------------------------------  --------------------------------------
(Print Name of Entity as Owner)           (Title)


----------------------------------------  --------------------------------------
(Owner Mailing Address)                   (Print Name of Authorized Officer)

                                          by:
----------------------------------------  --------------------------------------
(City) (State) (Zip)                      (Signature)


Subscription Accepted And Agreed To

This                Day of                              2005
          ---------           -------------------------

EL AVILA, INC.


By:
          -----------------------------------------------
          Mark Shelley, its President

WIRING INSTRUCTIONS:

ABA #022000046
M&T Bank Buffalo NY
A/C
Account Name:  EL AVILA, INC.
Attn:  Joan Stapley

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